Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
August 31, 1999



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.4290%



        Excess Protection Level
          3 Month Average 5.77%
          August, 1999 5.99%
          July, 1999  6.08%
          June, 1999 5.24%


        Cash Yield18.20%


        Investor Charge Offs 4.78%


        Base Rate 7.44%


        Over 30 Day Delinquency 4.81%


        Seller's Interest 7.19%


        Total Payment Rate14.37%


        Total Principal Balance$46,158,397,644.87


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$3,316,578,126.38